EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PEPTIDE TECHNOLOGIES, INC. (the "Company") on Form 10-K for the period ended 30 November 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Baxter Koehn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	27 February 2015

By:	/s/ Baxter Koehn
Baxter Koehn Chief Financial Officer & Principal Accounting Officer